Schedule of Investments PIMCO California Flexible Municipal Income Fund	September 30, 2022 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 105.8% ¤
CORPORATE BONDS & NOTES 0.9%
INDUSTRIALS 0.9%
Tower Health 4.451% due 02/01/2050	$125	$72
Wild Rivers Water Park 8.500% due 11/01/2051	200	174

Total Corporate Bonds & Notes (Cost $250)		246

MUNICIPAL BONDS & NOTES 96.6%
ALABAMA 1.5%
Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022 5.000% due 05/01/2053	250	258
Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019 4.500% due 05/01/2032	171	148

		406

ARKANSAS 0.3%
Arkansas Development Finance Authority Revenue Bonds, Series 2022 5.450% due 09/01/2052	100	90

CALIFORNIA 71.0%
Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022 0.000% due 10/01/2050 (d)	1,000	451
California Community Choice Financing Authority Revenue Bonds, Series 2022 4.000% due 05/01/2053	250	244
California Community College Financing Authority Revenue Bonds, Series 2016 5.000% due 06/01/2027	260	276
California County Tobacco Securitization Agency Revenue Notes, Series 2020 5.000% due 06/01/2029	310	325
California Health Facilities Financing Authority Revenue Bonds, Series 2014 5.000% due 10/01/2038	500	504
California Health Facilities Financing Authority Revenue Bonds, Series 2017 4.000% due 11/01/2038	500	464
California Health Facilities Financing Authority Revenue Bonds, Series 2021 3.000% due 08/15/2054	500	496
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020 0.850% due 01/01/2050	500	494
California Municipal Finance Authority Special Tax Bonds, Series 2022 5.000% due 09/01/2057	250	224
California Pollution Control Financing Authority Revenue Notes, Series 2019 6.750% due 12/01/2028	125	88
California State General Obligation Bonds, (BABs), Series 2009 2.450% due 05/01/2034	250	250
California State General Obligation Bonds, Series 2021 5.000% due 09/01/2041	1,000	1,071
California State University Revenue Bonds, Series 2015 4.000% due 11/01/2043	500	458
California Statewide Communities Development Authority Revenue Bonds, Series 2015 4.125% due 03/01/2034	485	471
California Statewide Communities Development Authority Revenue Bonds, Series 2016 5.250% due 12/01/2056	250	232
Chino Valley Unified School District, California General Obligation Bonds, Series 2022 0.000% due 08/01/2039 (b)	385	172
City of Big Bear Lake, California Industrial Revenue Bonds, Series 1993 2.500% due 12/01/2028	750	750
CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021 4.000% due 08/01/2047	250	171
CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021 3.400% due 10/01/2046	200	148
East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2022 5.000% due 06/01/2036	1,000	1,119
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995 0.000% due 01/01/2028 (b)	500	416
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021 4.000% due 01/15/2046	1,000	857
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	3,000	263
3.850% due 06/01/2050	250	217

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	September 30, 2022 (Unaudited)

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022 4.500% due 11/01/2052	250	242
Los Angeles Department of Airports, California Revenue Bonds, Series 2018 5.000% due 05/15/2030	500	524
Los Angeles Department of Airports, California Revenue Bonds, Series 2020 5.000% due 05/15/2037	250	265
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001 2.130% due 07/01/2034	750	750
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2017 5.000% due 07/01/2047	1,000	1,029
M-S-R Energy Authority, California Revenue Bonds, Series 2009 6.500% due 11/01/2039	330	382
Metropolitan Water District of Southern California Revenue Bonds, Series 2020 5.000% due 07/01/2034	150	169
Metropolitan Water District of Southern California Revenue Bonds, Series 2022 5.000% due 10/01/2034	1,000	1,126
New Haven Unified School District, California General Obligation Bonds, Series 2008 0.000% due 08/01/2030 (b)	200	149
Northern California Energy Authority Revenue Bonds, Series 2018 4.000% due 07/01/2049	500	499
Orange County, California Community Facilities District Special Tax Bonds, Series 2022 5.000% due 08/15/2047	250	243
Peralta Community College District, California General Obligation Bonds, Series 2016 4.000% due 08/01/2039	250	228
River Islands Public Financing Authority, California Special Tax, Series 2022
5.000% due 09/01/2029	250	272
5.750% due 09/01/2052	250	222
Sacramento County, California Special Tax Notes, Series 2022
5.000% due 09/01/2036	270	269
5.000% due 09/01/2047	100	95
Salinas Union High School District, California General Obligation Bonds, Series 2022 5.000% due 08/01/2039	250	273
San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021 4.000% due 07/01/2046	500	428
San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2010 2.250% due 05/01/2030	750	750
San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014 5.000% due 05/01/2044	500	499
San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019 5.000% due 05/01/2049	250	250

		18,825

COLORADO 1.9%
Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021 0.000% due 12/01/2051 (d)	500	272
Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022 5.250% due 12/01/2032	250	239

		511

GEORGIA 1.9%
Municipal Electric Authority of Georgia Revenue Bonds, Series 2022 5.500% due 07/01/2063	500	501

ILLINOIS 1.9%
Chicago O'Hare International Airport, Illinois Revenue Bonds, Series 2022 5.000% due 01/01/2055 (a)	500	492

KENTUCKY 2.0%
Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022 5.000% due 09/01/2041	500	522

NEVADA 0.4%
Reno, Nevada Revenue Bonds, Series 2018 0.000% due 07/01/2058 (b)	1,000	105

NEW YORK 2.5%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2022 4.000% due 08/01/2048	500	447
New York State Dormitory Authority Revenue Bonds, Series 2022 4.000% due 07/01/2049	250	205

		652

PENNSYLVANIA 0.7%
Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022 5.250% due 05/01/2042	200	184

PUERTO RICO 9.1%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	500	251

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	September 30, 2022 (Unaudited)

0.000% due 11/01/2051	1,425	576
Commonwealth of Puerto Rico General Obligation Notes, Series 2021 5.625% due 07/01/2029	250	256
GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018 7.500% due 08/20/2040	223	196
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018 0.000% due 07/01/2046 (b)	5,000	1,134

		2,413

RHODE ISLAND 0.9%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015 5.000% due 06/01/2040	250	251

TEXAS 1.0%
Rockwall Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022 5.000% due 02/15/2052	250	263

VIRGINIA 0.4%
Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021 3.750% due 03/01/2036	120	107

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (b)	1,250	94

WISCONSIN 0.7%
Public Finance Authority, Wisconsin Revenue Bonds, Series 2021 6.500% due 09/01/2036	225	199

Total Municipal Bonds & Notes (Cost $26,615)		25,615

	SHARES
PREFERRED SECURITIES 2.2%
BANKING & FINANCE 2.2%
American Express Co. 3.550% due 09/15/2026 •(e)	250,000	195
JPMorgan Chase & Co. 3.650% due 06/01/2026 •(e)	250,000	204
PNC Financial Services Group, Inc. 3.400% due 09/15/2026 •(e)	250,000	188

Total Preferred Securities (Cost $626)		587

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 6.1%
SHORT-TERM NOTES 4.2%
Federal Home Loan Bank 0.000% due 10/28/2022 (b)	$1,100	1,098

U.S. TREASURY BILLS 1.9%
1.876% due 10/04/2022 (b)(c)	500	500

Total Short-Term Instruments (Cost $1,598)		1,598

Total Investments in Securities (Cost $29,089)		28,046

Total Investments 105.8% (Cost $29,089)		$28,046
Other Assets and Liabilities, net (5.8)%		(1,530)

Net Assets Applicable to Common Shareholders 100.0%		$26,516

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)	September 30, 2022 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)				When-issued security.
(b)				Zero coupon security.
(c)				Coupon represents a yield to maturity.
(d)				Security becomes interest bearing at a future date.
(e)				Perpetual maturity; date shown, if applicable, represents next contractual call date.
FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2022 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2022

Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$246	$0	$246
Municipal Bonds & Notes
Alabama	0	406	0	406
Arkansas	0	90	0	90
California	0	18,825	0	18,825
Colorado	0	511	0	511
Georgia	0	501	0	501
Illinois	0	492	0	492
Kentucky	0	522	0	522
Nevada	0	105	0	105
New York	0	652	0	652
Pennsylvania	0	184	0	184
Puerto Rico	0	2,413	0	2,413
Rhode Island	0	251	0	251
Texas	0	263	0	263
Virginia	0	107	0	107
West Virginia	0	94	0	94
Wisconsin	0	199	0	199
Preferred Securities
Banking & Finance	0	587	0	587
Short-Term Instruments
Short-Term Notes	0	1,098	0	1,098
U.S. Treasury Bills	0	500	0	500

Total Investments	$0	$28,046	$0	$28,046

There were no significant transfers into or out of Level 3 during the period ended September 30, 2022.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of the Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund or class by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either: (i) advance the time as of which the NAV is calculated and, therefore, the time by which purchase orders must be received to receive that day’s NAV or (ii) accept purchase orders until, and calculate its NAV as of, the normally scheduled NYSE Close. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for The Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing sources, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

A foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) relating to the foreign (non-U.S.) security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Source. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments, and in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2022, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)				(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Municipal Bond or Agency Abbreviations:
BAM	Build America Mutual Assurance	PSF	Public School Fund

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced